                                                                   EXHIBIT 10.64

                       Home Properties of New York, L.P.
                           Amendment No. Fifty-Nine to
                           Second Amended and Restated
                        Agreement of Limited Partnership

The  Second  Amended  and  Restated  Agreement  of Limited  Partnership  of Home
Properties of New York,  L.P. (the  "Partnership  Agreement")  is hereby amended effective  March 13, 2003 to substitute the "Schedule A" attached hereto for the
"Schedule A" currently  attached to the Partnership  Agreement.  "Schedule A" is hereby amended to reflect various changes including the issuance of units to the former partners of Gateside Springhouse Company.

GENERAL PARTNER
Home Properties of New York, Inc.

/s/ Ann M. McCormick
--------------------
Ann M. McCormick
Secretary

LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties of New York, Inc.
      as attorney in fact

/s/ Ann M. McCormick
--------------------
Ann M. McCormick
Secretary

                        Home Properties of New York, L.P.
                             Amendment No. Sixty to
                           Second Amended and Restated
                        Agreement of Limited Partnership

The  Second  Amended  and  Restated  Agreement  of Limited  Partnership  of Home
Properties of New York,  L.P. (the  "Partnership  Agreement")  is hereby amended effective  May 19, 2003 to substitute  the "Schedule A" attached  hereto for the
"Schedule A" currently  attached to the Partnership  Agreement.  "Schedule A" is hereby amended to reflect various changes.

GENERAL PARTNER
Home Properties of New York, Inc.

/s/ Ann M. McCormick
--------------------
Ann M. McCormick
Secretary

LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties of New York, Inc.
      as attorney in fact

/s/ Ann M. McCormick
--------------------
Ann M. McCormick
Secretary

                        Home Properties of New York, L.P.
                           Amendment No. Sixty-One to
                           Second Amended and Restated
                        Agreement of Limited Partnership

The  Second  Amended  and  Restated  Agreement  of Limited  Partnership  of Home
Properties of New York,  L.P. (the  "Partnership  Agreement")  is hereby amended effective August 18, 2003 to substitute the "Schedule A" attached hereto for the
"Schedule A" currently  attached to the Partnership  Agreement.  "Schedule A" is hereby amended to reflect various changes.

GENERAL PARTNER
Home Properties of New York, Inc.

/s/ Ann M. McCormick
--------------------
Ann M. McCormick
Secretary

LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties of New York, Inc.
      as attorney in fact

/s/ Ann M. McCormick
--------------------
Ann M. McCormick
Secretary

                        Home Properties of New York, L.P.
                           Amendment No. Sixty-Two to
                           Second Amended and Restated
                        Agreement of Limited Partnership

The  Second  Amended  and  Restated  Agreement  of Limited  Partnership  of Home
Properties of New York,  L.P. (the  "Partnership  Agreement")  is hereby amended effective  September  24,  2003 to change  the name of the  partnership  to Home
Properties,  L.P.  and to  change  the  name  of the  General  Partner  to  Home
Properties, Inc.

GENERAL PARTNER
Home Properties of New York, Inc.

/s/ Ann M. McCormick
--------------------
Ann M. McCormick
Secretary

LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties of New York, Inc.
      as attorney in fact

/s/ Ann M. McCormick
--------------------
Ann M. McCormick
Secretary

                              Home Properties, L.P.
                          Amendment No. Sixty-Three to
                           Second Amended and Restated
                        Agreement of Limited Partnership

The  Second  Amended  and  Restated  Agreement  of Limited  Partnership  of Home
Properties,  L.P. (the  "Partnership  Agreement")  is hereby  amended  effective
November  14,  2003 to  substitute  the  "Schedule  A"  attached  hereto for the
"Schedule A" currently  attached to the Partnership  Agreement.  "Schedule A" is hereby amended to reflect various changes.

GENERAL PARTNER
Home Properties, Inc.

/s/ Ann M. McCormick
--------------------
Ann M. McCormick
Secretary

LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties, Inc.
      as attorney in fact

/s/ Ann M. McCormick
--------------------
Ann M. McCormick
Secretary

                              Home Properties, L.P.
                           Amendment No. Sixty-Four to
                           Second Amended and Restated
                        Agreement of Limited Partnership

The  Second  Amended  and  Restated  Agreement  of Limited  Partnership  of Home
Properties,  L.P. (the  "Partnership  Agreement")  is hereby  amended  effective
November  24,  2003 to  substitute  the  "Schedule  A"  attached  hereto for the
"Schedule A" currently  attached to the Partnership  Agreement.  "Schedule A" is hereby  amended to reflect  various  changes,  including the issuance of limited partnership interests to EdTech, Inc.

GENERAL PARTNER
Home Properties, Inc.

/s/ Ann M. McCormick
--------------------
Ann M. McCormick
Secretary

LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties, Inc.
      as attorney in fact

/s/ Ann M. McCormick
--------------------
Ann M. McCormick
Secretary

                              Home Properties, L.P.
                           Amendment No. Sixty-Five to
                           Second Amended and Restated
                        Agreement of Limited Partnership

The  Second  Amended  and  Restated  Agreement  of Limited  Partnership  of Home
Properties,  L.P. (the  "Partnership  Agreement")  is hereby  amended  effective
December  31,  2003 to  substitute  the  "Schedule  A"  attached  hereto for the
"Schedule A" currently  attached to the Partnership  Agreement.  "Schedule A" is hereby amended to reflect various changes.

GENERAL PARTNER
Home Properties, Inc.

/s/ Ann M. McCormick
--------------------
Ann M. McCormick
Secretary

LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties, Inc.
      as attorney in fact

/s/ Ann M. McCormick
--------------------
Ann M. McCormick
Secretary

                              Home Properties, L.P.
                           Amendment No. Sixty-Six to
                           Second Amended and Restated
                        Agreement of Limited Partnership

The  Second  Amended  and  Restated  Agreement  of Limited  Partnership  of Home
Properties,  L.P. (the  "Partnership  Agreement")  is hereby  amended  effective
January  30,  2004 to  substitute  the  "Schedule  A"  attached  hereto  for the
"Schedule A" currently  attached to the Partnership  Agreement.  "Schedule A" is
hereby  amended  to  reflect   various  changes  and  the  issuance  of  limited
partnership  interests  to the former  owners of  property  in Chatham and North
Plainfield, New Jersey.

GENERAL PARTNER
Home Properties, Inc.

/s/ Ann M. McCormick
--------------------
Ann M. McCormick
Secretary

LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties, Inc.
      as attorney in fact

/s/ Ann M. McCormick
--------------------
Ann M. McCormick
Secretary

                              Home Properties, L.P.
                          Amendment No. Sixty-Seven to
                           Second Amended and Restated
                        Agreement of Limited Partnership

The  Second  Amended  and  Restated  Agreement  of Limited  Partnership  of Home
Properties,  L.P. (the  "Partnership  Agreement")  is hereby  amended  effective
February  17,  2004 to  substitute  the  "Schedule  A"  attached  hereto for the
"Schedule A" currently  attached to the Partnership  Agreement.  "Schedule A" is hereby amended to reflect various changes.

GENERAL PARTNER
Home Properties, Inc.

/s/ Ann M. McCormick
--------------------
Ann M. McCormick
Secretary

LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties, Inc.
      as attorney-in-fact

/s/ Ann M. McCormick
--------------------
Ann M. McCormick
Secretary

                                                               February 17, 2004
                                   SCHEDULE A

                              HOME PROPERTIES, L.P.
                    PARTNERS, UNITS AND PERCENTAGE INTERESTS

                                 GENERAL PARTNER
                                 ---------------

                                                                                              Number of      Percentage
Name and Identifying Number                 Business or Residence Address                    Units Held        Interest
---------------------------                 -----------------------------                    ----------        --------

Home Properties, Inc.                       850 Clinton Square                              511,431.869        1.00000%
                                            Rochester, New York 14604

                                LIMITED PARTNERS
                                ----------------
                                                                                              Number of      Percentage
Name and Identifying Number                 Business or Residence Address                    Units Held        Interest
---------------------------                 -----------------------------                    ----------        --------

PREFERRED UNITS

SERIES D PARTNERSHIP PREFERRED UNITS
Home Properties Trust                       850 Clinton Square
                                                                                                250,000        0.48882%
                                            Rochester, New York 14604

SERIES F PARTNERSHIP PREFERRED UNITS
Home Properties Trust                       850 Clinton Square
                                                                                              2,400,000        4.69271%
                                            Rochester, New York 14604
COMMON UNITS

Home Properties Trust                       850 Clinton Square                           31,950,333.030       62.47232%
                                            Rochester, New York 14604

Home Leasing Corporation                    850 Clinton Square
                                                                                                350,000        0.68435%
                                            Rochester, New York 14604

Leenhouts Ventures                          850 Clinton Square
                                                                                                  8,010        0.01566%
                                            Rochester, New York 14604

Norman P. Leenhouts                         850 Clinton Square
                                                                                                    467        0.00091%
                                            Rochester, New York 14604

Nelson B. Leenhouts                         850 Clinton Square
                                                                                                    219        0.00043%
                                            Rochester, New York 14604

Arlene Z. Leenhouts                         850 Clinton Square
                                                                                                 50,000        0.09776%
                                            Rochester, New York 14604

Nancy E. Leenhouts                          850 Clinton Square
                                                                                                 50,000        0.09776%
                                            Rochester, New York 14604

Amy L. Tait                                 580 Allens Creek Road
                                                                                                 11,195        0.02189%
                                            Rochester, New York 146184

Amy L. Tait and                             580 Allens Creek Road
                                                                                                  2,548        0.00498%
   Robert C. Tait                           Rochester, New York 146184

Ann M. McCormick                            850 Clinton Square
                                                                                                    565        0.00110%
                                            Rochester, New York 14604

Ann M. McCormick and                        850 Clinton Square
                                                                                                  1,737        0.00340%
   Patrick M. McCormick                     Rochester, New York 14604

David P. Gardner                            850 Clinton Square                                                 0.00686%
                                                                                                  3,506
                                            Rochester, New York 14604

William E. Beach                            850 Clinton Square                                                 0.00476%
                                                                                                  2,433
                                            Rochester, New York 14604

William E. Beach and                        850 Clinton Square                                                 0.00596%
                                                                                                  3,046
   Richelle A. Beach                        Rochester, New York 14604

Paul O'Leary                                850 Clinton Square                                                 0.00314%
                                                                                                  1,604
                                            Rochester, New York 14604

Susan O'Leary                               54 Misty Pine Road                                                 0.00313%
                                                                                                  1,603
                                            Fairport, New York 14450

Richard J. Struzzi                          850 Clinton Square                                                 0.00462%
                                                                                                  2,363
                                            Rochester, New York 14604

Robert C. Tait                              580 Allens Creek Road                                              0.00014%
                                                                                                     70
                                            Rochester, New York 146184

Timothy A. Florczak                         850 Clinton Square                                                 0.00117%
                                                                                                    600
                                            Rochester, New York 14604

Laurie Leenhouts                            1850 Baird Road                                                    0.01180%
                                                                                                  6,033
                                            Penfield, NY 14526

HARBORSIDE

J. Neil Boger                               27 Arlington Drive                                                 0.00240%
                                                                                                  1,225
                                            Pittsford, New York 14534

Joyce P. Caldarone                          162 Anchor Drive                                                   0.00240%
                                                                                                  1,225
                                            Vero Beach, Florida 32963

Peter L. Cappuccilli, Sr.                   605 Genesee Street                                                 0.01222%
                                                                                                  6,250
                                            Syracuse, New York 13204

Rocco M. Cappuccilli                        605 Genesee Street                                                 0.01222%
                                                                                                  6,250
                                            Syracuse, New York 13204

Linda Wells Davey                           17 Green Valley Road                                               0.00240%
                                                                                                  1,225
                                            Pittsford, New York 14534

Richard J. Dorschel                         32 Whitestone Lane                                                 0.00240%
                                                                                                  1,225
                                            Rochester, New York 14618

Pamela B. Klainer                           295 San Gabriel Drive                                              0.00120%
                                                                                                    612
Ex Estate Jeremy A. Klainer                 Rochester, New York 14610

J. Robert Maney                             212 High Stone Circle                                              0.00479%
                                                                                                  2,450
                                            Pittsford, New York 14534

John A. McAlpin and Mary E. McAlpin         6270 Bopple Hill Road                                              0.00240%
                                                                                                  1,225
Trustees or their successors in trust       Naples, New York 14512-9771
under the McAlpin Living Trust, dated
January 19, 1999 and any amendments thereto

George E. Mercier                           99 Ridgeland Road                                                  0.00240%
                                                                                                  1,225
                                            Rochester, New York 14623

Michelle Mercier                            99 Ridgeland Road                                                  0.00240%
                                                                                                  1,225
                                            Rochester, New York 14623

Jack E. Post                                11 Oakfield Way                                                    0.00240%
                                                                                                  1,225
                                            Pittsford, New York 14534

Marvin R. Steklof                           144 Dunrovin Lane                                                  0.00240%
                                                                                                  1,225
                                            Rochester, New York 14618

William T. Uhlen, Jr.                       5556 Vardon Drive                                                  0.00479%
                                                                                                  2,450
                                            Canandaigua, NY 14424

CONIFER

Lawrence R. Brattain                        31790 Lake Road                                                    0.00098%
                                                                                                    500
                                            Avon Lake, OH 44012

C. Terence Butwid                           183 East Main Street, 6th Floor                                    0.00615%
                                                                                                  3,146
                                            Rochester, New York 14604

C.O.F. Inc.                                 183 East Main Street, 6th Floor                                    0.58684%
                                                                                                300,131
                                            Rochester, New York 14604

Richard J. Crossed                          183 East Main Street, 6th Floor                                    0.00925%
                                                                                                  4,733
                                            Rochester, New York 14604

Kathleen M. Dunham                          113 Huckleberry Lane                                               0.00039%
                                                                                                    200
                                            Syracuse, NY 13219-2113

John H. Fennessey                           204 Newfield Road                                                  0.03001%
                                                                                                 15,350
                                            DeWitt, NY 13214-1613

Timothy D. Fournier                         183 East Main Street, 6th Floor                                    0.01193%
                                                                                                  6,100
                                            Rochester, New York 14604

Barbara Lopa                                850 Clinton Square                                                 0.00020%
                                                                                                    100
                                            Rochester, New York 14604

Peter J. Obourn                             480 Bluhm Road                                                     0.06003%
                                                                                                 30,700
                                            Fairport, NY 14450

John Oster                                  509 Manitou Road                                                   0.00634%
                                                                                                  3,245
                                            Hilton, NY 14468-8988

Eric Stevens                                100 Fenton Road                                                    0.00020%
                                                                                                    100
                                            Rochester, New York 14624

Tamarack II Associates                      183 East Main Street, 6th Floor                                    0.00396%
                                                                                                  2,027
                                            Rochester, New York 14604

Burton S. August                            11 Woodbury Place                                                  0.00830%
                                                                                                  4,246
                                            Rochester, New York 14618

Charles J. August                           47 Woodbury Drive                                                  0.00830%
                                                                                                  4,246
                                            Rochester, New York 14618

Robert W. August                            222 Shoreham Drive                                                 0.00226%
                                                                                                  1,158
                                            Rochester, New York 14618

John H. Cline                               35 Vick Park A                                                     0.00453%
                                                                                                  2,316
                                            Rochester, New York 14607

Ralph DeStephano, Sr.                       1249-1/2 Long Pond Road                                            0.00453%
                                                                                                  2,316
                                            Rochester, New York 14626

Gerald A. Fillmore                          3800 Delano Road                                                   0.00453%
                                                                                                  2,316
F/B/O Living Trust of G.A.F.                Oxford, Michigan 48371

Richard J. Katz, Jr.                        136 Spyglass Lane                                                  0.00453%
                                                                                                  2,316
                                            Jupiter, Florida 33477

Ernest Reveal Family Trust                  c/o Jim Lieb                                                       0.00191%
                                                                                                    976
 #321001870                                 JP Morgan Chase
                                            P.O. Box 31412
                                            Rochester, New York 14603

Hazel E. Reveal Marital Trust               c/o Jim Lieb                                                       0.00262%
                                                                                                  1,340
 #321001860                                 JP Morgan Chase
                                            P.O. Box 31412
                                            Rochester, New York 14603

Gregory J. Riley, MD                        9 Beach Flint Way                                                  0.00441%
                                                                                                  2,256
                                            Victor, New York 14564

Thomas P. Riley                             346 Beach Avenue                                                   0.00453%
                                                                                                  2,316
                                            Rochester, New York 14612

William G. vonberg                          8 Old Landmark Drive                                               0.00453%
                                                                                                  2,316
                                            Rochester, New York 14618

Cheryl S. Bickett Trustee U/T/A             70 Woodland Road                                                   0.00453%
                                                                                                  2,316
  dated June 2, 1994                        Short Hills, New Jersey 07078

Stephen C. Whitney                          43 Devonwood Lane                                                  0.00170%
                                                                                                    869
                                            Pittsford, New York 14534

Mr. and Mrs. Frank Zamiara                  136 Mendon-Ionia Road                                              0.00453%
                                                                                                  2,316
                                            Mendon, New York 14506

ROYAL GARDENS

Daniel Solondz                              P.O. Box 6119                                                      0.51166%
                                                                                                261,678
                                            East Brunswick, NJ 08816

Gaby Solondz 1997 Trust dated 9/1/97        28 Fordham Road                                                    0.04888%
                                                                                                 25,000
                                            Livingston, NJ 07039

Philip J. Solondz                           100 SE 5th Avenue                                                  0.46278%
                                                                                                236,678
                                            Apartment 301
                                            Boca Raton, FL  33432

Julia S. Weinstein Living Trust             308 E. 72nd St., Apt. 3D                                           0.10907%
                                                                                                 55,782
                                            New York, New York 10021

Carol E Vinelli                             308 E. 72nd St., Apt. 4D                                           0.00053%
                                                                                                    269
                                            New York, New York 10021

CURREN  9/30/97

Peter B. Baker                              300 Park Street                                                    0.00952%
                                                                                                  4,871
                                            Haworth, NJ  07641

John F. Barna                               4 Highmeadow                                                       0.01169%
                                                                                                  5,977
                                            Norwalk, CT 06854

The Estate of Nadine L. Barna               4 Highmeadow                                                       0.00790%
                                                                                                  4,042
                                            Norwalk, CT 06854

Robert E. & Barbara T. Buce                 16846 Glynn Drive                                                  0.00251%
                                                                                                  1,282
                                            Pacific Palisades, CA 90272

Vincent J. Cannella Living Trust            24350-45 Whispering Ridge Way                                      0.00906%
                                                                                                  4,635
                                            Scottsdale, AZ 85255

John J. Chopack                             202 Hedgemere Drive                                                0.00087%
                                                                                                    444
                                            Devon, PA  19333

Harris R. Chorney                           43 Mountain Brook Road                                             0.00138%
                                                                                                    705
                                            West Hartford, CT  06117

Ralph W. Clermont                           2311 Clifton Forge Drive                                           0.00259%
                                                                                                  1,324
                                            St. Louis, MO 63131

Thomas J. Coffey                            5 Brampton Road                                                    0.00129%
                                                                                                    662
                                            Malvern, PA 19355

Barbara G. Collins                          14 Bramblewood Point                                               0.00259%
                                                                                                  1,324
                                            Naples, FL 34105

Charles T. Collins                          684 Fernfield Circle                                               0.01162%
                                                                                                  5,942
                                            Wayne, PA 19087

John D. Collins                             14 Bramblewood Point                                               0.01218%
                                                                                                  6,227
                                            Naples, FL 34105

Patricia A. Collins                         684 Fernfield Circle                                               0.00076%
                                                                                                    388
                                            Wayne, PA 19087

Michael A. Conway                           15 Berndale Drive                                                  0.01218%
                                                                                                  6,227
                                            Westport, CT  06880

Veronica A. Conway                          15 Berndale Drive                                                  0.00698%
                                                                                                  3,571
                                            Westport, CT 06880

Mildred M. Cozine                           5 Manchester Court                                                 0.00388%
                                                                                                  1,986
                                            Morristown, NJ 07960

William J. Cozine                           5 Manchester Court                                                 0.01303%
                                                                                                  6,663
                                            Morristown, NJ 07960

Kenneth Daly                                1359 Shadowoak Drive                                               0.00216%
                                                                                                  1,104
                                            Malvern, PA 19355

Anthony J. Del Tufo                         Two Hidden Harbor                                                  0.00090%
                                                                                                    462
                                            Point Pleasant, NJ 08742

Jack C. Dixon Revocable Trust               16 Lands End Drive                                                 0.00702%
                                                                                                  3,589
                                            Greensboro, NC 27408-3841

Priscilla M. Elder                          230 Sundial Court                                                  0.01132%
                                                                                                  5,788
                                            Vero Beach, FL 32963-3469

Doris E. Ficca                              140 Longview Circle                                                0.00152%
                                                                                                    776
                                            Media, PA 19063

John J. Ficca, Jr.                          140 Longview Circle                                                0.01789%
                                                                                                  9,150
                                            Media, PA 19063

John & Doris Ficca                          140 Longview Circle                                                0.00449%
                                                                                                  2,295
                                            Media, PA 19063

Alfred W. Fiore                             27 Copper Beech Road                                               0.00087%
                                                                                                    444
                                            Greenwich, CT 06830

Carol T. Fort                               14607 Woodbark Lane                                                0.01174%
                                                                                                  6,006
                                            Phoenix, MD 21131

Jeffrey Fish                                602 Spring Avenue                                                  0.00088%
                                                                                                    450
                                            Lutherville, MD  21093

Joseph H. Fisher                            345 W. Mountain Road                                               0.02073%
                                                                                                 10,600
                                            West Simsbury, CT 06092

John A. Flack                               3246 Highway #3                                                    0.00126%
                                                                                                    642
                                            East Chester
                                            Nova Scotia, Canada B0J 1J0

F. David Fowler                             9724 Beman Woods Way                                               0.00356%
                                                                                                  1,821
                                            Potomac, MD 20854

Freedom House Foundation                    P.O. Box 367                                                       0.00049%
                                                                                                    250
                                            Glen Gardner, NJ 08826-0367

James L. Goble                              11 St. Laurent Place                                               0.02195%
                                                                                                 11,228
                                            Dallas, TX  75225

James J. Grifferty                          57 Woods Lane                                                      0.04598%
                                                                                                 23,515
                                            Scarsdale, NY 10583

John M. Guinan                              4 Denford Drive                                                    0.00152%
                                                                                                    778
                                            Newtown Square, PA 19073

M. Candace Guinan                           4 Denford Drive                                                    0.00151%
                                                                                                    773
                                            Newtown Square, PA 19073

William A. Hasler                           102 Golden Gate Avenue                                             0.00180%
                                                                                                    923
                                            Belvedere, CA 94920

Maxine S. Holton                            700 Ocean Royale Way                                               0.01196%
                                                                                                  6,118
                                            Apartment 801
                                            Juno Beach, FL 33408

Thomas L. Holton                            700 Ocean Royale Way                                               0.01532%
                                                                                                  7,836
                                            Apartment 801
                                            Juno Beach, FL 33408

Mary Anne Hopkins                           1121 Tintern Drive                                                 0.01213%
                                                                                                  6,202
                                            Ambler, PA 19002

Richard Isserman                            165 W. 66th Street                                                 0.00866%
                                                                                                  4,428
                                            Apartment 21B
                                            New York, New York 10023

Thomas F. Keaveney                          175 Putnam Park                                                    0.01567%
                                                                                                  8,016
                                            Greenwich. CT 06830

Patrick W. Kenny                            33 Fulton Place                                                    0.00126%
                                                                                                    642
                                            West Hartford, CT 06107

Frank Kilkenny and Irene M. Kilkenny        432 Windrow Clusters Drive                                         0.01150%
                                                                                                  5,884
  JTWROS                                    Moorestown, New Jersey 08057

Janet T. Klion                              25 Bailiwick Road                                                  0.01488%
                                                                                                  7,608
                                            Greenwich, CT  06831

Howard J. Krongard                          9 Cornell Way                                                      0.01640%
                                                                                                  8,387
                                            Upper Montclair, NJ 07043

Louis E. Levy                               48 Whalen Court
                                                                                                 13,086        0.02559%
                                            West Orange, NJ 07052

Sandra H. Levy                              48 Whalen Court                                                    0.00587%
                                                                                                  3,000
                                            West Orange, NJ 07052

RJL Marital Trust I                         William E. Logan, Trustee                                          0.00554%
                                                                                                  2,835
                                            5 Links Court
                                            Huntington, NY 11743

Jerome Lowengrub                            7 Lee Terrace                                                      0.00667%
                                                                                                  3,411
                                            Short Hills, NJ  07078

United Jewish Communities                   901 Route 10                                                       0.00020%
                                                                                                    100
  of Metrowest                              Whippany, NJ 07981-1156

Kelly Lowengrub Custodian for               30 Randall Shea Drive                                              0.00059%
                                                                                                    300
   Kaycee Lowengrub                         Swansea, MA 02777-2912

Kelly Lowengrub Custodian for               30 Randall Shea Drive                                              0.00068%
                                                                                                    350
   Kate Lowengrub                           Swansea, MA 02777-2912

Kelly Lowengrub Custodian for               30 Randall Shea Drive                                              0.00039%
                                                                                                    200
  Kristopher Lowengrub                      Swansea, MA 02777-2912

Kelly Lowengrub                             30 Randall Shea Drive                                              0.00015%
                                                                                                     75
                                            Swansea, MA  02777-2912

Michael C. Lowengrub Custodian for          3 Shoreham Drive West                                              0.00049%
                                                                                                    250
  Robin Lowengrub                           Dix Hills, NY 11746-6510

Michael C. Lowengrub Custodian for          3 Shoreham Drive West                                              0.00098%
                                                                                                    500
  Jason Lowengrub                           Dix Hills, NY 11746-6510

Nancy Lowengrub, custodian for              3 Shoreham Drive, West                                             0.00049%
                                                                                                    250
 Robin Lowengrub                            Dix Hills, NY 11746

Roderick C. McGeary                         1911 Waverly Street                                                0.00725%
                                                                                                  3,710
                                            Palo Alto, CA 94301

Ingunn T. McGregor                          Two Cherry Lane                                                    0.01630%
                                                                                                  8,335
                                            Old Greenwich, CT 06870-1902

Michael Meltzer                             6362 Innsdale Drive                                                0.00173%
                                                                                                    887
                                            Los Angeles, CA 90068

Martin F. Mertz                             150 East 69th Street                                               0.00665%
                                                                                                  3,400
                                            New York, New York 10021

Burton M. Mirsky                            23 Sheepfield Farms Drive                                          0.00824%
                                                                                                  4,216
                                            P.O. Box 483
                                            New Vernon, New Jersey  07976

Mary Jane & Jay Patchen                     9406 Mary Tucker Cove                                              0.00259%
                                                                                                  1,324
                                            Memphis, TN 38133

Michael C. Plansky                          156 Beach Avenue                                                   0.00157%
                                                                                                    802
                                            Larchmont, NY 10538

Dorothy Powers                              892 Castle Falls Drive                                             0.00299%
                                                                                                  1,528
                                            Atlanta, GA 30329

Henry A. Quinn                              603 Benson House                                                   0.28427%
                                                                                                145,383
                                            Rosemont, PA  19010

Michael J. Regan                            14 Brenner Place                                                   0.02148%
                                                                                                 10,984
                                            Demarest, NJ 07627

Lavoy Robison                               1001 Green Oaks Drive                                              0.00483%
                                                                                                  2,469
                                            Greenwood Village, CO 80121

Eugene G. Schorr                            5 Southerly Pl.                                                    0.00087%
                                                                                                    444
                                            New City, NY 10956-6622

William Simon                               1414 Donhill Drive                                                 0.02388%
                                                                                                 12,212
                                            Beverly Hills, CA 90210

Dallas E. Smith                             645 Front Street #1001                                             0.00043%
                                                                                                    222
                                            San Diego, CA 92101

Harold I. Steinberg Revocable               1221 Ranleigh Road                                                 0.00558%
                                                                                                  2,855
 Inter Vivos Trust under agreement          McLean, VA 22101
dated 5/24/91

Denis J. Taura                              90 Montadale Drive                                                 0.01739%
                                                                                                  8,892
                                            Princeton, NJ  08540

Edward W. Trott                             97 Sea Beach Drive                                                 0.00817%
                                                                                                  4,176
                                            Stamford, CT 06902

Katharine E. Van Riper                      57 Foremost Mountain Road                                          0.01821%
                                                                                                  9,311
                                            Montville, NJ 07045

Eileen M. Walsh                             37 Beechwood Road                                                  0.00088%
                                                                                                    449
                                            Irvington, NY 10533

Lillian D. Walsh                            29986 Maple View Drive                                             0.00554%
                                                                                                  2,835
                                            Rainier, OR 97048

Sam Yellen                                  22433 Oxnard Street                                                0.01943%
                                                                                                  9,938
                                            Woodland Hills, CA 91367

Thomas J. Yoho                              12 Indian Rock Lane                                                0.00307%
                                                                                                  1,572
                                            Greenwich, CT 06830
--------------------------------------------------------------------------------

BERGER/LEWISTON 10/29/97
------------------------

B&L Realty Investments                      21790 Coolidge Highway                                             0.06562%
                                                                                                 33,560
  Limited Partnership                       Oak Park, MI 48237

Berger/Lewiston Associates                  21790 Coolidge Highway                                             2.10506%
                                                                                              1,076,594
  Limited Partnership                       Oak Park, MI 48237

Big Beaver-Rochester Properties             21790 Coolidge Highway                                             1.03308%
                                                                                                528,348
  Limited Partnership                       Oak Park, MI 48237

Century Realty Investment Company           21790 Coolidge Highway                                             0.19396%
                                                                                                 99,195
  Limited Partnership                       Oak Park, MI 48237

Greentrees Apartments                       21790 Coolidge Highway                                             0.53948%
                                                                                                275,905
  Limited Partnership                       Oak Park, MI 48237

Kingsley-Moravian Company                   21790 Coolidge Highway                                             0.73575%
                                                                                                376,288
  Limited Partnership                       Oak Park, MI 48237

Stephenson-Madison Heights Company          21790 Coolidge Highway                                             0.20441%
                                                                                                104,541
  Limited Partnership                       Oak Park, MI 48237

Southpointe Square Apartments               21790 Coolidge Highway                                             0.30429%
                                                                                                155,623
  Limited Partnership                       Oak Park, MI 48237

Woodland Garden Apartments                  21790 Coolidge Highway                                             0.62542%
                                                                                                319,860
  Limited Partnership                       Oak Park, MI 48237

--------------------------------------------------------------------------------

HILL COURT/HUDSON ARMS 10/31/97
-------------------------------

John M. DiProsa                             32 Sydenham Road                                                   0.00978%
                                                                                                  5,000
                                            Rochester, NY 14609

Claude S. Fedele                            7 Dickinson Crossing                                               0.04647%
                                                                                                 23,765
                                            Fairport, NY 14450

Anthony M. Julian                           204 Angelus Drive                                                  0.01090%
                                                                                                  5,575
                                            Rochester, NY 14622

Natalie M. Julian                           204 Angelus Drive                                                  0.01090%
                                                                                                  5,575
                                            Rochester, NY 14622

Joanne M. Lobozzo                           736 Mariner Circle                                                 0.32095%
                                                                                                164,145
                                            Webster, NY 14580

Michael E. McCusker and Elaine R.           51 Barrington Street                                               0.06196%
                                                                                                 31,687
McCusker, Trustees under the Michael E.     Rochester, NY 14607
and Elaine R. McCusker Living Trust dated
August 30, 1994

Jack P. Schifano                            916 Highland Trails Avenue                                         0.00774%
                                                                                                  3,961
                                            Henderson, NV 89015

--------------------------------------------------------------------------------

CANDLEWOOD  2/9/98
------------------

Stephen W. Hall                             P.O. Box 370068                                                    0.17598%
                                                                                                 90,000
                                            Las Vegas, NV 89137-0068

Donald H. Schefmeyer                        63262 Orange Road                                                  0.19993%
                                                                                                102,250
                                            South Bend, IN 46614
--------------------------------------------------------------------------------

PARK SHIRLINGTON/BRADDOCK LEE  2/13/98
--------------------------------------

Beverly B. Bernstein                        P.O. Box 25370                                                     0.14442%
                                                                                                 73,862
                                            Washington, DC 20007

Leona Libby Feldman                         575 Greensward Lane                                                0.00877%
                                                                                                  4,483
                                            Delray Beach, FL 33445

Lauren Mercadante                           537 Hilarie Road                                                   0.04382%
                                                                                                 22,411
                                            St. Davids, PA 19087

Steven M. Reich 1976 Trust                  c/o Stephen A. Bodzin Trustee                                      0.05924%
                                                                                                 30,295
FBO Lisa B. Reich                           1156 15th Street, NW
                                            Suite 329
                                            Washington, DC 20005

Steven M. Reich 1976 Trust                  c/o Stephen A. Bodzin Trustee                                      0.05924%
                                                                                                 30,296
FBO Hilary L. Reich                         1156 15th Street, NW
                                            Suite 329
                                            Washington, DC 20005

Amy S. Rubenstein                           76 Pierce Street                                                   0.02734%
                                                                                                 13,984
                                            San Francisco, CA 94117

Barton S. Rubenstein                        4819 Dorset Avenue                                                 0.02734%
                                                                                                 13,984
                                            Chevy Chase, MD 20815

Beth Rubenstein Trustee U/T/A/ 8/9/00       451 29th Street                                                    0.02734%
                                                                                                 13,984
                                            San Francisco, CA 94131

Lee G. Rubenstein                           4915 Linnean Avenue, NW                                            0.00561%
                                                                                                  2,869
                                            Washington, DC 20008

Sarah Selsky                                1801 East Jefferson Street                                         0.08545%
                                                                                                 43,701
                                            Apartment 608
                                            Rockville, MD 20852

Tower Capital, LLC                          11501 Huff Court                                                   0.55884%
                                                                                                285,811
                                            N. Bethesda, MD 20852

WHC Associates, LLC                         11300 Rockville Pike                                               0.16651%
                                                                                                 85,160
                                            Suite 908
                                            N. Bethesda, MD 20852
--------------------------------------------------------------------------------

SIEGEL/KAPLAN  4/30/98
----------------------

Merrill L. Bank 1996 Trust                  Merrill L. Bank 1996 Trust                                         0.03868%
                                                                                                 19,783
                                            1829 Reisterstown Road
                                            Suite 430
                                            Baltimore, MD 21208

Ariel Golden Behr                           151 W. 88th Street                                                 0.00287%
                                                                                                  1,469
                                            New York, NY 10027

Doris Berliner                              7 Slade Avenue                                                     0.00516%
                                                                                                  2,637
                                            Apartment 108
                                            Baltimore, MD 21208

Phillip Chmar                               7 Slade Avenue                                                     0.00749%
                                                                                                  3,830
                                            Apartment 713
                                            Baltimore, MD 21208

Louis K. Coleman                            2508 Guilford Avenue                                               0.01398%
                                                                                                  7,152
                                            Baltimore, MD 21218

Paul Goldberg                               7111 Park Heights Avenue,                                          0.00100%
                                                                                                    509
                                            Apartment 712
                                            Baltimore, MD 21215

Carol Golden                                P.O. Box 9691                                                      0.00486%
                                                                                                  2,486
                                            Jerusalem, Israel 91090

Joseph Goldman                              Maplewood Park Place                                               0.00716%
                                                                                                  3,661
                                            9707 Old Georgetown Road
                                            Apartment 1404
                                            Bethesda, MD 20814

Dr. Milton L. Goldman                       3240 Patterson Street, N.W.                                        0.01635%
                                                                                                  8,363
                                            Washington, D.C. 20015-1661

Samuel Hanik                                5800 Nicholson Lane                                                0.01621%
                                                                                                  8,291
                                            Apartment 1-903
                                            Rockville, MD 20852

Esther  Hanik  Unified  Tax  Credit  Bypass Deborah Berger and                                                 0.01621%
Trust                                                                                             8,291
                                             Michael Hanik, Trustees
                                            c/o Deborah Berger
                                            10040 Ormond Road
                                            Potomac, MD 20854

Muriel Hettleman Revocable Trust            Muriel Hettleman, Trustee                                          0.01350%
                                                                                                  6,906
                                            12613 Waterspout Court
                                            Owings Mills, MD 21117

Charles Heyman                              3409 Old Post Drive                                                0.00275%
                                                                                                  1,406
                                            Baltimore, MD 21208

Samuel Hillman Marital Trust                Bank of America                                                    0.01908%
                                                                                                  9,758
                                            Business Advisory & Valuation Services
                                            P.O. Box 842056
                                            Dallas, TX 75284-2056

Samuel Hillman Residuary Trust              Bank of America                                                    0.01908%
                                                                                                  9,758
                                            Business Advisory & Valuation Services
                                            P.O. Box 842056
                                            Dallas, TX 75284-2056

Stanley A. Kaplan                           2216 Shefflin Court                                                0.01031%
                                                                                                  5,275
                                            Baltimore, MD 21209

Ellen S. Feinglass                          One Oak Hollow Court                                               0.01031%
                                                                                                  5,275
                                            Balitmore, MD 21208

Milton Klein                                1 Slade Avenue                                                     0.01428%
                                                                                                  7,305
                                            Apartment 706
                                            Baltimore, MD 21208

Dr. Lee Kress                               417 Barby Lane                                                     0.01398%
                                                                                                  7,152
                                            Cherry Hill, NJ 08003

Richard & Cheryl Kress                      15 W. Aylesbery Road                                               0.01398%
                                                                                                  7,152
                                            Suite 700
                                            Timonium, MD 21093

LBK Holdings, LLC                           15 W. Aylesbury Road                                               0.05896%
                                                                                                 30,152
                                            Suite 700
                                            Timonium, MD 21093

ACRK, LLC                                   15 W. Aylesbury Road                                               0.05896%
                                                                                                 30,153
                                            Suite 700
                                            Timonium, MD 21093

Elmer W. Leibensperger                      1900 Dumont Court                                                  0.00168%
                                                                                                    859
                                            Timonium, MD 21093

Merrill & Natalie S. Levy                   5906 Eastcliff Drive                                               0.00516%
                                                                                                  2,637
                                            Baltimore, MD 21209

Gertrude S. Myerberg Family Trust           725 Mt. Wilson Lane                                                0.02857%
                                                                                                 14,611
 Gertrude S. Myerberg, Trustee              Apt. 129
                                            Baltimore MD 21208

Bertha Pollock                              7101 Longwood Drive                                                0.00486%
                                                                                                  2,486
                                            Bethesda, MD 20817

Lawrence E. Putnam Family Trust             8213 Killean Way                                                   0.01061%
                                                                                                  5,424
                                            Potomac, MD 20854

Stephen F. Rosenberg                        3 Greenwood Place                                                  0.00072%
                                                                                                    367
                                            Suite 307
                                            Baltimore, MD 21208

Z. Valeere Sass, Trustee                    7580 Regency Lake Drive 501                                        0.00516%
                                                                                                  2,637
                                            Boca Raton, FL 33433-2826

Estate of Isidore Schnaper                  11 Slade Avenue                                                    0.02038%
                                                                                                 10,421
                                            Apartment 304
                                            Baltimore, MD 21208

M. Gerald Sellman Revocable Trust           2 Yearling Way                                                     0.03587%
                                                                                                 18,347
Agreement dated November 30, 1998           Lutherville, MD 21093

Albert Shapiro Revocable Trust              Albert Shapiro, Trustee                                            0.02580%
                                                                                                 13,196
  dated 10/6/89 and amended 4/20/00         100 Sunrise Avenue
                                            Palm Beach, FL 33480

Earle K. Shawe                              Shawe & Rosenthal                                                  0.16637%
                                                                                                 85,085
                                            20 S. Charles Street
                                            Baltimore, MD 21201

Rhoda E. Silverman, Trustee                 R. Silverman Revoc. Trust                                          0.00287%
                                                                                                  1,469
                                            4701 Willard Avenue
                                            Apartment 1034
                                            Chevy Chase, MD 20815

The Herbert J. Siegel Trust,                6 Windsor Court                                                    0.81945%
                                                                                                419,094
Herbert J. Siegel, trustee under Agreement  Palm Beach, FL 33480 of Trust, dated December 4, 2001

Siegel Family, LLLP                         c/o Herbert J. Siegel                                              0.06256%
                                                                                                 31,995
                                            20 Pleasant Ridge Drive, Suite A
                                            Owings Mills, MD 21117

Dr. Edgar Sweren                            77 Seminary Farm Road                                              0.00199%
                                                                                                  1,018
                                            Timonium, MD 21093

Dr. Myra Jody Whitehouse                    20 Elliot Drive                                                    0.00408%
                                                                                                  2,085
                                            Voorhees, NJ 08043

Ms. Terry Whitehouse                        3848 Harrison Street                                               0.00408%
                                                                                                  2,085
                                            Washington, D.C. 20015
--------------------------------------------------------------------------------

RACQUET CLUB  7/7/98
--------------------

Harold M. Davis                             2180 Twinbrook Road                                                0.44924%
                                                                                                229,754
                                            Berwyn, PA 19312

Nicholas V. Martell                         Realend Properties                                                 0.44924%
                                                                                                229,754
                                            1000 Chesterbrook Blvd., Suite 100
                                            Berwyn, PA 19312

R.C.E. Developers, Inc.                     1000 Chesterbrook Blvd                                             0.00908%
                                                                                                  4,642
                                            Berwyn, PA 19312
--------------------------------------------------------------------------------

SHERRY LAKE  7/23/98
--------------------

Frances Berkowitz                           29 East 64th Street                                                0.00266%
                                                                                                  1,358
                                            Apartment 7D
                                            New York, New York 10021

Richard A. Eisner                           1107 Fifth Avenue                                                  0.01990%
                                                                                                 10,180
                                            New York, New York 10128

Michael Glick                               1035 Fifth Avenue                                                  0.03649%
                                                                                                 18,664
                                            New York, New York 10028

Ronnie Glick                                1035 Fifth Avenue                                                  0.00332%
                                                                                                  1,696
                                            Apartment 14B
                                            New York, New York 10028

Claire Morse                                240 Lee Street                                                     0.00995%
                                                                                                  5,090
                                            Brookline, MA 02445-5915

Enid Morse                                  840 Park Avenue                                                    0.00995%
                                                                                                  5,090
                                            #7/8A
                                            New York, New York 10021

Lester Morse, Jr.                           840 Park Avenue                                                    0.03732%
                                                                                                 19,088
                                            #7/8A
                                            New York, New York 10021

Richard  Morse                              240 Lee Street                                                     0.01369%
                                                                                                  6,999
                                            Brookline, MA 02445
--------------------------------------------------------------------------------

ROLLING PARK  9/15/98
---------------------

Leslie G. Berman                            505 Harborview Drive                                               0.07039%
                                                                                                 36,000
                                            Baltimore, MD 21230
--------------------------------------------------------------------------------

CARRIAGE HILL  9/29/98
----------------------

Norman J. Cohen Living Trust                1547 Island Lane                                                   0.03329%
                                                                                                 17,025
  UAD 8/8/88                                Bloomfield Hills, MI 48302

Rochelle Fang                               253 West 73rd Street                                               0.01323%
                                                                                                  6,767
                                            Apartment 14A
                                            New York, NY 10023

Aaron H. Ginsberg Living Trust              Aaron H. Ginsberg, Trustee                                         0.00899%
                                                                                                  4,597
  UAD 11/25/86                              30875 River Crossing
                                            Bingham Farms, MI 48025

Anne Ginsberg Living Trust                  Anne Ginsberg, Trustee                                             0.00882%
                                                                                                  4,511
  UAD 7/27/98                               30875 River Crossing
                                            Bingham Farms, MI 48025

Sandra Greenstone                           5034 Tangle Lane                                                   0.05540%
                                                                                                 28,332
                                            Houston, TX 77056

Sharon Hart                                 5377 Old Pond Way                                                  0.01997%
                                                                                                 10,215
                                            West Bloomfield, MI 48323

Shirley Latessa                             Two Fifth Avenue, #12A                                             0.01764%
                                                                                                  9,023
                                            New York, NY 10011

Laurence M. Sims                            50 Elder Drive                                                     0.00832%
                                                                                                  4,257
                                            Marquette, MI 49855

Lynn Morgan                                 9565 Rod Road                                                      0.00416%
                                                                                                  2,128
                                            Alpharetta, Georgia 30022

Vivian K. Berry and                         Vivian K. Berry Revocable Trust                                    0.00832%
                                                                                                  4,256
  Milton L. Berry, Trustee                  10485 Elgin
                                            Huntington Woods, MI 48070

Daniel Levenson                             1000 Old Carriage Court                                            0.00416%
                                                                                                  2,128
                                            Apex, NC 27502

Dave Muskovitz Associates                   c/o Melvn Muskovitz                                                0.06679%
                                                                                                 34,156
  Limited Partnership                       2101 Woodside
                                            Ann Arbor, MI 48104

Estate of Jerry Muskovitz                   c/o Alice Muskovitz                                                0.06679%
                                                                                                 34,156
                                            6085 Ledgeway Drive
                                            West Bloomfield, MI 48322

Jerome Pershin Marital Trust                Helen Pershin, Trustee                                             0.04452%
                                                                                                 22,771
  Dated 2/13/75                             25225 Franklin Park Drive
                                            Franklin, MI 48025

Ran Family Limited Partnership              2025 W. Long Lake Road                                             0.01885%
                                                                                                  9,640
                                            Suite 104
                                            Troy, MI 48098

Phyllis Ring                                330 E. Strawberry Drive                                            0.01997%
                                                                                                 10,215
                                            Mill Valley, CA 94941

Annette Stollman                            7500 N.E. Dolphin Drive                                            0.01885%
                                                                                                  9,640
                                            Bainbridge Island, WA 98110

Bernard H. Stollman Living Trust            Bernard H. Stollman, Trustee                                       0.05756%
                                                                                                 29,437
  UAD 8/17/87                               2025 W. Long Lake Road
                                            Suite 104
                                            Troy, MI 48098

Gerald H. Stollman                          4864 Hidden Lane                                                   0.03329%
                                                                                                 17,025
                                            West Bloomfield, MI 48323

Melvyn J. Stollman Trust                    Bernard H. Stollman, Trustee                                       0.05764%
                                                                                                 29,481
                                            2025 W. Long Lake Road
                                            Suite 104
                                            Troy, MI 48098

Stollman Investments, LLC                   Gerald H. Stollman, Manager                                        0.08422%
                                                                                                 43,071
                                            2025 W. Long Lake Road
                                            Suite 104
                                            Troy, MI 48098

West Side Real Estate Corp.                 Bernard H. Stollman, President                                     0.00666%
                                                                                                  3,405
                                            2025 W. Long Lake Road
                                            Suite 104
                                            Troy, MI 48098
--------------------------------------------------------------------------------

PINES OF PERINTON  9/29/98
--------------------------

William S. Beinecke                         c/o Antaeus Enterprises, Inc.                                      0.00381%
                                                                                                  1,946
                                            99 Park Avenue
                                            Suite 2200
                                            New York, New York 10016

Robert K. Kraft, LLC                        c/o Kraft Group                                                    0.00381%
                                                                                                  1,946
                                            One Patriot Place
                                            Foxboro, MA 02035

Robert J. Sharp                             23 Misty Brook Lane                                                0.00381%
                                                                                                  1,946
                                            New Fairfield, CT 06812

--------------------------------------------------------------------------------

DUNEDIN  11/17/98
-----------------

Patricia D. Moore Trust No. 413             103 Brooksby Village Drive                                         0.00784%
                                                                                                  4,012
                                            Apartment 419
                                            Peabody, MA 01960-1467
--------------------------------------------------------------------------------

PSC ASSOCIATES 4/7/99
---------------------

The Enid Barden Trust of                    Enid Barden, Trustee                                               0.01870%
                                                                                                  9,566
  June 28, 1995                             74 E. Long Lake Road
                                            Bloomfield Hills, MI 48304-2379

Fairway Property Company                    c/o Allan Nachman                                                  0.01041%
                                                                                                  5,324
                                            100 Bloomfield  Hills  Parkway,  Suite
                                            200
                                            Bloomfield Hills, MI 48304-2949

David A. Gumenick, Trustee                  Capital Management Trust                                           0.01457%
                                                                                                  7,454
                                            30160 Orchard Lake Road-110
                                            Farmington Hills, MI 48334

David Herskovits                            705 Whitemere Court                                                0.00416%
                                                                                                  2,130
                                            Atlanta, GA 30327

Constance W. Jacob                          26110 Carol Avenue                                                 0.00520%
                                                                                                  2,662
                                            Franklin, MI 48025

The Howard J. Leshman Revocable             Howard J. Leshman, Trustee                                         0.01533%
                                                                                                  7,839
 Trust Dated May 20, 1983 as Amended        4457 Motorway Drive
  and Restated on March 4, 1998             Waterford, MI 48328

Lyle Properties Limited Partnership         Marc W. Pomeroy, General Partner                                   0.02299%
                                                                                                 11,758
                                            74 E. Long Lake Road
                                            Bloomfield Hills, MI 48304-2379

David K. Page                               2290 First National Building                                       0.01561%
                                                                                                  7,986
                                            Detroit, MI 48226

Keith J. Pomeroy Trust of 12/13/76          Keith J. Pomeroy, Trustee                                          0.04810%
                                                                                                 24,598
 as Amended and Restated 6/28/95            74 E. Long Lake Road
                                            Bloomfield Hills, MI 48304-2379

Lionel J. Stober Trust                      Lionel J. Stober, Trustee                                          0.01041%
                                                                                                  5,324
                                            6013 Shawdow Lake Drive
                                            Toledo, OH 43623

Ruth Stober                                 6670 Vachon Court                                                  0.01041%
                                                                                                  5,324
                                            Bloomfield Hills, MI 48301

Jonah L. Stutz                              29757 Farmbrook Villa Lane                                         0.01041%
                                                                                                  5,324
                                            Southfield, MI 48034

Leah Stutz                                  1242 Church Street                                                 0.00520%
                                                                                                  2,662
                                            SanFrancisco, CA  94114

Steven I. Victor Trust                      401 S. Old Woodward                                                0.01041%
                                                                                                  5,324
                                            Suite 333
                                            Birmingham, MI 48009

CRC  7/1/99
-----------

Richard Bacas                               2413 N. Edgewood Street                                            0.00418%
                                                                                                  2,136
                                            Arlington, VA  22207-4926

Julie Bender Silver                         1120 Connecticut Ave NW, #1200                                     0.01536%
                                                                                                  7,854
                                            Washington, DC  20036

David Bender                                1120 Connecticut Ave NW, #1200                                     0.01536%
                                                                                                  7,854
                                            Washington, DC  20036

Jay Bender                                  12721 Maidens Bower Dirve                                          0.01229%
                                                                                                  6,283
                                            Potomac, MD  20854-6052

Lisa Bender-Feldman                         2579 Eagle Run Lane                                                0.01229%
                                                                                                  6,283
                                            Ft. Lauderdale, FL 33327

Scott M. Bender Revocable                   12700 Glen Mill Road                                               0.01229%
                                                                                                  6,283
Trust dated 4/20/98                         Potomac, MD  20854

Barbara Bender-Laskow                       1120 Connecticut Avenue, NW #1200                                  0.01536%
                                                                                                  7,854
                                            Washington, DC 20036

Caplin Family Investments, LLC              c/o Mortimer Caplin                                                0.21842%
                                                                                                111,705
                                            Caplin & Drysdale
                                            One Thomas Circle
                                            Washington, DC 20005

Michael A. Caplin                           8477 Portland Place, NW                                            0.05139%
                                                                                                 26,284
                                            McLean, VA  22102

Jeremy O. Caplin                            360 Ardwood Road                                                   0.07709%
                                                                                                 39,425
                                            Earlysville, VA  22936

Catherine Caplin                            1219 Sunset Plaza Drive, #7                                        0.06424%
                                                                                                 32,854
                                            Los Angeles, CA  90069-1254

The Caplin Family Trust                     P.O. Box 854                                                       0.06424%
                                                                                                 32,854
                                            Pebble Beach, CA 93953

Community Realty Company, Inc.              6305 Ivy Lane, Suite 210                                           0.31355%
                                                                                                160,360
                                            Greenbelt, MD 20770

Benedict C. Cosimano                        3505 Fulton Street, NW                                             0.00418%
                                                                                                  2,136
                                            Washington, DC  20007

Estate of Samuel Diener                     Daniel S. Diener                                                   0.03277%
                                                                                                 16,758
                                            1710 M Street, NW
                                            Washington, DC 20036-4504

Marcia Esterman Living Trust                Marcia Esterman, Trustee                                           0.01545%
                                                                                                  7,900
                                            5709 Mayfair Manor Drive
                                            Rockville, MD  20852

Lydia Funger McClain                        12201 Lake Potomac Terrace                                         0.04264%
                                                                                                 21,807
                                            Potomac, MD  20854

William S. Funger                           6 Great Elm Court                                                  0.04264%
                                                                                                 21,807
                                            Potomac, MD  20854

Keith P. Funger                             10530 South Glen Road                                              0.04264%
                                                                                                 21,807
                                            Potomac, MD  20854

Morton Funger                               1650 Tysons Boulevard, #620                                        0.29505%
                                                                                                150,898
                                            McLean, VA  22102

Bernard S. Gewirz                           1666 K Street, NW                                                  0.05322%
                                                                                                 27,219
                                            Suite 430
                                            Washington, DC  20006

Bernard and Sarah Gewirz Foundation         1666 K Street, NW                                                  0.07626%
                                                                                                 39,000
                                            Suite 430
                                            Washington, DC  20006

Steven B. Gewirz                            1666 K Street, NW                                                  0.01398%
                                                                                                  7,150
                                            Suite 430
                                            Washington, DC  20006

Michael AK Gewirz                           1666 K Street, NW                                                  0.01864%
                                                                                                  9,534
                                            Suite 430
                                            Washington, DC  20006

Diane Goldblatt                             Apt 420                                                            0.01117%
                                                                                                  5,713
                                            10500 Rockville Pike
                                            Rockville, MD  20852

Herbert Goldblatt                           11936 Canfield Road                                                0.01117%
                                                                                                  5,713
                                            Potomac, MD  20854

Barbara Goldman                             3210 N. Leisure World Blvd.                                        0.01545%
                                                                                                  7,900
                                            Apartment 217
                                            Silver Spring, MD  20906

Theodore L. Gray                            1200 Jossie Lane                                                   0.00385%
                                                                                                  1,971
                                            McLean, VA  22102

Eileen Greenberg                            1120 Connecticut Ave NW, #1200                                     0.01536%
                                                                                                  7,854
                                            Washington, DC  20036

Hermen Greenberg                            7501 Wisconsin Avenue                                              1.96866%
                                                                                              1,006,836
                                            Suite 1103
                                            Bethesda, MD  20814

William Kaplan, Trustee                     19674 Waters End Drive, #1002                                      0.16381%
                                                                                                 83,779
 and all successor trustees of              Boca Raton, Florida 33434
 the William Kaplan Revocable Trust
 dated May 17, 2000

Patricia A. Mancuso                         11912 Tallwood Court                                               0.00096%
                                                                                                    493
                                            Potomac, MD  20854

Charles and Lupe Mancuso, T.B.T.E.          9421 Reach Road                                                    0.00096%
                                                                                                    493
                                            Potomac, MD  20854

Melanie F. Nichols                          21 Crescent Lane                                                   0.04263%
                                                                                                 21,801
                                            San Anselmo, CA  94960

Jeffrey W. Ochsman                          9505 Newbridge Drive                                               0.04264%
                                                                                                 21,807
                                            Potomac, MD  20854

Bruce D. Ochsman                            8905 Hunt Valley Court                                             0.04264%
                                                                                                 21,807
                                            Potomac, MD  20854

Ralph Ochsman                               1650 Tysons Boulevard, #620                                        0.29505%
                                                                                                150,898
                                            McLean, VA  22102

Michael P. & Esther K. Ochsman              Tenants By the Entirety                                            0.04264%
                                                                                                 21,807
                                            P.O. Box 2948
                                            Ketcham, ID 83340

Sharon Lynn Ochsman                         c/o Terri Weisenberger                                             0.04264%
                                                                                                 21,807
                                            1650 Tysons Blvd. #620
                                            McLean, VA  22102

The Wendy A. Ochsman Family Trust           Jeffrey W. Ochsman and                                             0.04264%
                                                                                                 21,807
                                            Bruce D. Ochsman, Trustee
                                            8905 Hunt Valley Court
                                            Potomac, MD  20854

Ralmor Corporation                          c/o Terri Weisenberger                                             0.76746%
                                                                                                392,503
                                            1650 Tysons Blvd., #620
                                            McLean, VA  22102

Jerome Shapiro                              9511 Orion Court                                                   0.01545%
                                                                                                  7,903
                                            Burke, VA  22015

Sophie B. Shapiro Family Trust              c/o Bobbie Goldman                                                 0.12195%
                                                                                                 62,369
                                            3210 N. Leisure World Blvd.
                                            Apartment 217
                                            Silver Spring, MD  20906

Albert H. Small                             7501 Wisconsin Avenue                                              1.77313%
                                                                                                906,836
                                            Suite 1103
                                            Bethesda, MD  20814

Shirley Small                               7116 Glenbrook Road                                                0.19553%
                                                                                                100,000
                                            Bethesda, MD 20814

David Stearman                              17094 Ryton Lane                                                   0.16381%
                                                                                                 83,779
                                            Boca Raton, FL 33496
--------------------------------------------------------------------------------

MIDATLANTIC  7/15/99
--------------------

Arthur Baitch                               119 Swan Hill Court                                                0.02891%
                                                                                                 14,785
                                            Baltimore, MD  21208

Stuart Brager                               6 Schloss Court                                                    0.00839%
                                                                                                  4,290
                                            Baltimore, MD  21208-1926

David C. Browne                             910 Rambling Drive                                                 0.15099%
                                                                                                 77,222
                                            Baltimore, MD  21228

C. Coleman Bunting, Jr.                     RD 1, Box 140                                                      0.03005%
                                                                                                 15,369
                                            Selbyville, DE  19975

Genine Macks Fidler                         4750 Owings Mills Blvd                                             0.19773%
                                                                                                101,126
                                            Owings Mills, MD  21117

Josh E. Fidler                              4750 Owings Mills Blvd                                             0.14184%
                                                                                                 72,539
                                            Owings Mills, MD  21117

Thomas O'R. Frech                           16 Deer Woods Ct                                                   0.01852%
                                                                                                  9,473
                                            Glen Arm, MD  21057

Melvin Friedman, M.D.                       8108 Anita Rd.                                                     0.01760%
                                                                                                  9,000
                                            Baltimore, MD  21208

George H. Greenstein                        7724 Grasty Rd.                                                    0.01911%
                                                                                                  9,771
                                            Baltimore, MD  21208

Mildred Hemstetter                          47-H Queen Anne Way                                                0.00415%
                                                                                                  2,123
                                            Chester, MD  21619

Sanford G. Jacobson                         Suite 616, 901 Dulaney Valley Rd.                                  0.03445%
                                                                                                 17,620
                                            Towson, MD  21204

James C. Johnson and                        3955 Olean Gateway                                                 0.00419%
                                                                                                  2,145
  Sandra J. Johnson                         Linkwood, MD  21835

William R. Kahn                             7903 Long Meadow Rd.                                               0.01619%
                                                                                                  8,279
                                            Baltimore, MD  21208

Kanode Partnership                          8213 A Stevens Rd.                                                 0.15099%
                                                                                                 77,222
                                            Thurmont, MD  21788

Allan Krumholz and                          3908 N. Charles Street                                             0.00839%
                                                                                                  4,290
  Francine Krumholz                         Apartment 603
                                            Baltimore, MD 21218

Burton H. Levinson                          11 Slade Ave #316                                                  0.02444%
                                                                                                 12,500
                                            Baltimore, MD  21208

Eugene K. Lewis and                         842 Wyndemere Way                                                  0.00704%
                                                                                                  3,600
 Suzanne D. Lewis                           Naples, FL  34105

Arthur M. Lopatin Revocable Trust           11312 Wingfood Dr.                                                 0.00964%
                                                                                                  4,931
                                            Boynton Beach, FL  33437

Lawrence Macks                              4750 Owings Mills Blvd                                             0.33956%
                                                                                                173,664
                                            Owings Mills, MD  21117

Martha Macks                                3908 N. Charles St., #500                                          0.17771%
                                                                                                 90,886
                                            Baltimore, MD  21218

Morton J. Macks Family Limited Partnership  4750 Owings Mills Blvd                                             0.67153%
                                                                                                343,442
                                            Owings Mills, MD  21117

Joseph W. Mosmiller                         687 Ardmore Lane                                                   0.00839%
                                                                                                  4,290
                                            Naples, FL  34108

Oscar Camp Trust dated 12/16/02             363 South Drive                                                    0.00976%
                                                                                                  4,991
                                            Severna Park, MD 21147

Albert Perlow                               7903 Winterset Ave.                                                0.00839%
                                                                                                  4,290
                                            Baltimore, MD  21208

Anne Louise Perlow                          10 Talton Court                                                    0.01258%
                                                                                                  6,435
                                            Baltimore, MD  21208

Alleck A. Resnick                           3402 Old Forest Rd.                                                0.00839%
                                                                                                  4,290
  Harriet Resnick                           Baltimore, MD  21208

Stanley Safier and Randy Safier             6210 Frankford Ave.                                                0.00839%
                                                                                                  4,290
                                            Baltimore, MD  21206

Arnold Sagner                               PO Box 416                                                         0.02164%
                                                                                                 11,065
                                            Ellicott City, MD  21041

Donald I. Saltzman                          3407 Engelmeade Rd.                                                0.01063%
                                                                                                  5,434
                                            Baltimore, MD  21208

Murray Saltzman Revocable Living            c/o Murray Saltzman                                                0.00419%
                                                                                                  2,145
   Trust u/a/d 9/5/95                       8216 N.W. 80th Street
                                            Tamarac, FL  33321

William G. Scaggs                           1520 Royal Palm Way                                                0.01677%
                                                                                                  8,579
                                            Boca Raton, FL  33432

Earle K. Shawe                              c/o Shawe & Rosenthal                                              0.05796%
                                                                                                 29,645
                                            20 S. Charles Street
                                            Baltimore, MD  21201

Steven D. Shawe                             Shawe & Rosenthal                                                  0.00980%
                                                                                                  5,014
                                            20 S. Charles Street
                                            Baltimore, MD  21201

Karolyn Solomon                             11 Slade Avenue                                                    0.00976%
                                                                                                  4,991
                                            Baltimore, MD  21208

William B. Warren                           Dewey  Ballantine LLP                                              0.00419%
                                                                                                  2,145
                                            1301 Avenue of Americas
                                            New York, NY  10019

Robert M. Wertheimer                        8 Greenlea Drive                                                   0.00419%
                                                                                                  2,145
                                            Baltimore, MD  21208

--------------------------------------------------------------------------------

RIDLEY PORTFOLIO  7/28/99
-------------------------

Leonard Klorfine                            1105 Bryn Tyddyn Drive                                             0.33301%
                                                                                                170,312
                                            Gladwyne, PA 19035

Klorfine Interest, Ltd.                     1105 Bryn Tyddyn Road                                              0.30857%
                                                                                                157,813
                                            Gladwyne, PA 19035

--------------------------------------------------------------------------------

COMMUNITY INVESTMENT STRATEGIES  7/30/99
----------------------------------------

Community Investment Strategies, Inc.       201 Crosswicks Street                                              0.08633%
                                                                                                 44,150
                                            Bordentown, NJ 08505
--------------------------------------------------------------------------------
OLD FRIENDS 2/1/00
------------------

Louis J. Siegel                             The Siegel Organization                                            0.00028%
                                                                                                    143
                                            20 Pleasant Ridge Drive
                                            Suite A
                                            Owings Mills, MD 21117

Andrew N. Siegel                            71 Beecham Court                                                   0.00028%
                                                                                                    143
                                            Owings Mills, MD 21117
--------------------------------------------------------------------------------

GATESIDE 3/15/00
----------------

Ronald Altman                               38 Crawford Road                                                   0.41931%
                                                                                                214,449
                                            Harrison, NY 10528

Estate of David M. Dolgenos                 Ronald Altman, Executor                                            0.33608%
                                                                                                171,881
                                            Weissbarth, Altman & Michaelson
                                            156 W. 56th Street
                                            New York, New York 10019

Norman Feinberg                             c/o The Gateside Corporation                                       0.41930%
                                                                                                214,445
                                            555 Theodore Fremd Avenue
                                            Suite B-304
                                            Rye, New York 10580

King Road Associates                        c/o The Gateside Corporation                                       0.04956%
                                                                                                 25,345
                                            555 Theodore Fremd Avenue
                                            Suite B-304
                                            Rye, New York 10580

Edith Lipiner                               300 E. 74th Street                                                 0.00365%
                                                                                                  1,868
                                            Apartment 28D
                                            New York, New York 10021

Sagar Points, Inc.                          c/o Parker Chapin - J.  Poretsky                                   0.11508%
                                                                                                 58,858
                                            Parker Chapin LLP
                                            405 Lexington Avenue
                                            New York,  New York 10174

Staf-Arms Corp.                             c/o Parker Chapin - J.  Poretsky                                   0.44129%
                                                                                                225,689
                                            Parker Chapin LLP
                                            405 Lexington Avenue
                                            New York,  New York 10174

Helene Sterling Trust Under                 Helene Sterling, Trustee                                           0.01251%
                                                                                                  6,398
  Trust dated 4/14/89                       12 Schoolhouse Lane
                                            Great Neck, New York 11020

--------------------------------------------------------------------------------

DEERFIELD WOODS/MACOMB  3/22/00
-------------------------------

Burton D. Farbman                           c/o The Farbman Group                                              0.00355%
                                                                                                  1,817
                                            28400 Northwestern Highway
                                            4th Floor
                                            Southfield, MI 48034

Macomb Apartments Limited Partnership       David Schostak                                                     0.29656%
                                                                                                151,672
                                            25800 Northwestern Highway
                                            Suite 750
                                            Southfield, MI 48075

Deerfield Woods Venture Limited             David Schostak                                                     0.12791%
                                                                                                 65,416
  Partnership                               25800 Northwestern Highway
                                            Suite 750
                                            Southfield, MI 48075

OREO Investment Company, LLC                c/o Eric Stein                                                     0.01066%
                                                                                                  5,451
                                            2230 Francisco #112
                                            San Francisco, CA 94123
--------------------------------------------------------------------------------

ELMWOOD TERRACE  6/30/00
------------------------

Lois M. Brodsky                             55 Woods Lane                                                      0.05734%
                                                                                                 29,324
                                            Boynton Beach, Florida 33436

Roni Slavin Pekins                          10 Beards Landing                                                  0.01147%
                                                                                                  5,865
                                            Durham, New Hampshire 03824

Oscar Schabb                                P.O. Box 1377                                                      0.02933%
                                                                                                 15,000
                                            Brooklandville, MD 21022

The Slavin Children Trust                   c/o Richard L. Philipson, Trustee                                  0.11468%
                                                                                                 58,649
                                            8601 Georgia Avenue, Suite 1001
                                            Silver Spring, MD 20910

Doris E. Slavin                             6912 Barrett Lane                                                  0.22935%
                                                                                                117,297
                                            Bethesda, MD  20814

James M. Slavin                             988 Boulevard of the Arts                                          0.02867%
                                                                                                 14,662
                                            Suite 1709
                                            Sarasota, FL 34236

Jeffrey Zane Slavin                         5706 Warwick Place                                                 0.01147%
                                                                                                  5,865
                                            Chevy Chase, MD 20815

Jonathan M. Slavin                          988 Boulevard of the Arts                                          0.02867%
                                                                                                 14,662
                                            Suite 1709
                                            Sarasota, FL 34236

Sanford Slavin                              6912 Barrett Lane                                                  0.30962%
                                                                                                158,352
                                            Bethesda, MD 20814

SS Associates, LLC                          c/o Sanford Slavin, Member                                         0.01147%
                                                                                                  5,865
                                            200-A Monroe Street, Suite 105
                                            Rockville, MD 20850

--------------------------------------------------------------------------------

S&S REALTY  9/11/00
-------------------

Julius Schneider Testamentary Trust         124 Cedarhurst Avenue                                              0.05084%
                                                                                                 26,002
                                            Cedarhurst, NY 11516

Carol Schneider                             Two St. John's Place                                               0.02601%
                                                                                                 13,302
                                            Hilton Head,SC 29928

--------------------------------------------------------------------------------

HAMPTON COURT 9/29/00
---------------------

David & Lily Broner                         4686 Maura Lane                                                    0.00462%
                                                                                                  2,365
                                            West Bloomfield, MI 48323

Nettie Cohen                                15075 West Lincoln Drive #129                                      0.00231%
                                                                                                  1,182
                                            Oak Park, MI 48237

Ada Eisenfeld                               38 Breitmeyer Place                                                0.00231%
                                                                                                  1,182
                                            Mount Clemens, MI 48043

William Farber                              32640 Whatley Road                                                 0.00462%
                                                                                                  2,365
                                            Franklin, MI 48025

Richard Frank                               25631 Avondale                                                     0.00462%
                                                                                                  2,365
                                            Dearborn Hts., MI 48125

Sam Frank                                   3467 Sutton Place                                                  0.00231%
                                                                                                  1,182
                                            Bloomfield Hills, MI 48301

Joel S. Golden                              4661 McEwen Drive                                                  0.00077%
                                                                                                    394
                                            Bloomfield Hills, MI 48302

Harvey Gordon                               1348 Charrington Road                                              0.00462%
                                                                                                  2,365
                                            Bloomfield Hills, MI 48301

Robert J. Gordon                            One Woodward Avenue                                                0.00077%
                                                                                                    394
                                            Suite 2400
                                            Detroit, MI 48226

Seymour Gordon Living Trust                 31090 Nottingham                                                   0.00231%
                                                                                                  1,182
                                            Franklin, MI 48025

Jeffrey G. Heuer                            c/o Jaffe, Raitt, Heuer                                            0.00077%
                                                                                                    394
                                            One Woodward Avenue, Suite 2400
                                            Detroit, MI 48226

Austin Kanter                               100 Galleria Office Centre #401                                    0.00462%
                                                                                                  2,365
                                            Southfield, MI 48034

Ellsworth & Janet Levine                    8315 Lincoln Drive                                                 0.00462%
                                                                                                  2,365
                                            Huntington Woods, MI 48043

Stanford Morris Revocable Trust, U/T/A      4210 N.W. 24th Way                                                 0.00462%
                                                                                                  2,365
dated July 10, 1980                         Boca Raton, FL 33431

Cecil G. Raitt                              28470 S. Harwich                                                   0.00077%
                                                                                                    394
                                            Farmington Hills, MI 48334

Gary Shapiro                                7001 Orchard Lake Road #200                                        0.00415%
                                                                                                  2,122
                                            West Bloomfield, MI 48322

The Harry Shapiro Revocable Trust           4786 Tara Court                                                    0.00877%
                                                                                                  4,487
under agreement dated January 3, 1990,      West Bloomfield, MI 48323
as amended

Richard Silverman                           7111 Lindenmere                                                    0.00462%
                                                                                                  2,365
                                            Bloomfield Hills, MI 48301

Lawrence K. Snider                          1320 N. State Parkway                                              0.00077%
                                                                                                    394
                                            Chicago, IL 60610

Gerald Timmis                               4733 West Wickford                                                 0.00231%
                                                                                                  1,182
                                            Bloomfield Hills, MI 48302

Arthur A. Weiss                             One Woodward Avenue                                                0.00077%
                                                                                                    394
                                            Suite 2400
                                            Detroit, MI 48226

Louis & Crystal Whitaker                    4798 S. Florida. Avenue #406                                       0.00462%
                                                                                                  2,365
                                            Lakeland, FL 33813

Eleanor Thal Wolf, Trustee of the           1896 Pine Ridge Court                                              0.00462%
                                                                                                  2,365
Eleanor Thal Wolf Revocable Living Trust    Bloomfield Hills, MI 48302
U/A/D dated January 15, 1991
--------------------------------------------------------------------------------

BAYBERRY PLACE 9/29/00
----------------------

John K. Rye                                 300 East Long Lake Road                                            0.16272%
                                                                                                 83,222
                                            Suite 180
                                            Bloomfield Hills, MI 48304
--------------------------------------------------------------------------------

CYPRESS PLACE  12/27/00
-----------------------

Deborah M. Allen                            1171 Drewsbury Court                                               0.00417%
                                                                                                  2,131
                                            Smyrna, GA 30080

Seymour Bagan Trust                         4220 W. Chase Avenue                                               0.01260%
                                                                                                  6,443
                                            Lincolnwood, IL 60712

Bank One Trust Company, NA                  P.O. Box 37                                                        0.01709%
                                                                                                  8,738
 as  Trustee of the  Anthony  J.  DelBianco Westerville, OH 43086-0037
Trust

Bernard Ecker                               38304 N. North Shore Avenue                                        0.01008%
                                                                                                  5,155
                                            Beach Park, IL 60087

Irving M. Friedman                          5519 Hyde Park Blvd.                                               0.00806%
                                                                                                  4,123
                                            Chicago, IL 60637

Martin L. Gecht                             1110 N. Lakeshore Drive #34                                        0.02598%
                                                                                                 13,287
                                            Chicago, IL 60611-1054

Robert D. Gecht                             852 W. George                                                      0.00202%
                                                                                                  1,031
                                            Chicago, IL 60657

Gail Goldstein                              1111 Crofton                                                       0.00252%
                                                                                                  1,288
                                            Highland Park, IL60035

Esther Steinback Kane                       4300 North Ocean Blvd.                                             0.00938%
                                                                                                  4,795
                                            Apartment 17N
                                            Ft. Lauderdale, FL 33308

Harold A. Katz                              1180 Terrace Ct.                                                   0.00806%
                                                                                                  4,123
                                            Glencoe, IL 60022

Leibow Trust A Limited Partnership          2142 Magnolia Lane                                                 0.00907%
                                                                                                  4,639
                                            Highland Park, IL  60035

Carol Linch                                 284 Hastings Road                                                  0.00252%
                                                                                                  1,288
                                            Highland Park, IL 60035

Miriam Lutwak Revocable Trust               1764 Lake Avenue                                                   0.00504%
                                                                                                  2,577
                                            Highland Park, IL 60035

Sonia D. Nathan                             10155 Collins Avenue #206                                          0.01008%
                                                                                                  5,155
                                            Bal Harbour, FL 33154

Gladys Newman                               4001 Hillcrest Drive                                               0.00504%
                                                                                                  2,577
                                            Apartment 417
                                            Hollywood, FL 33021

Lawrence Perlman                            180 E. Pearson Street                                              0.00454%
                                                                                                  2,320
                                            Apartment 4106
                                            Chicago, IL 60611

Jerome Schur, Trustee                       2416 Meadow Drive South                                            0.00202%
                                                                                                  1,031
                                            Wilmette, IL 60091

Manford Steinfeld                           10-124 Merchandise Mart                                            0.00454%
                                                                                                  2,320
                                            Chicago, IL 60654

Bernard R. Wolf                             3504 Lakeview Drive                                                0.00540%
                                                                                                  2,763
                                            Hazelcrest, IL 60429

Jonathan C. Wolf                            7228 Werkner Road                                                  0.00417%
                                                                                                  2,131
                                            Chelsea, MI 48118
--------------------------------------------------------------------------------

WOODHOLME  3/20/01
------------------

Edward Lederberg                            6113 Clearwood Road                                                0.04002%
                                                                                                 20,470
                                            Bethesda, MD 20817

Jacob Lehrman Testamentary Trust            Jacob Lehrman Testamentary Trust                                   0.02001%
                                                                                                 10,235
  "A" Fbo Isabelle Scott                      "A" Fbo Isabelle Scott
                                            c/o Sun Trust Bank
                                            P.O. Box 85144
                                            Richmond, VA 23285-5144

Jacob Lehrman Testamentary Trust            Jacob Lehrman Testamentary Trust                                   0.02001%
                                                                                                 10,235
  "B" Fbo Heidi L. Berry                      "B" Fbo Heidi L. Berry
                                            c/o Sun Trust Bank
                                            P.O. Box 85144
                                            Richmond, VA 23285-5144

Jacob Lehrman Testamentary Trust            Jacob Lehrman Testamentary Trust                                   0.02001%
                                                                                                 10,235
  "C" Fbo Samuel M. Lehrman                   "C" Fbo Samuel M. Lehrman
                                            c/o Sun Trust Bank
                                            P.O. Box 85144
                                            Richmond, VA 23285-5144

Jacob Lehrman Testamentary Trust            Jacob Lehrman Testamentary Trust                                   0.02001%
                                                                                                 10,235
  "D" Fbo Robert F. Lehrman                   "D" Fbo Robert F. Lehrman
                                            c/o Sun Trust Bank
                                            P.O. Box 85144
                                            Richmond, VA 23285-5144

Charles P. Liff Revocable Trust             c/o Edward Lederberg, Trustee                                      0.04002%
                                                                                                 20,470
                                            6113 Clearwood Road
                                            Bethesda, MD 20817
--------------------------------------------------------------------------------

VIRGINIA VILLAGE  6/1/01
------------------------

Brown Family Partnership                    c/o Donald Brown                                                   0.04446%
                                                                                                 22,737
                                            5301 Wisconsin Avenue, NW
                                            Suite 300
                                            Washington, DC 20015

Melvin R. Clayman Revocable Trust           16584 Ironwood Drive                                               0.25014%
                                                                                                127,932
                                            Delray Beach, FL 33445

Stanley C. Clayman                          5600 Wisconsin Avenue #306                                         0.01175%
                                                                                                  6,011
                                            Chevy Chase, MD 20815

Frances and Richard Silbert                 14103 Marian Drive                                                 0.11920%
                                                                                                 60,961
                                            Rockville, MD 20850

Michael and Elaine Clayman                  1440 Church Street NW #504                                         0.11920%
                                                                                                 60,961
                                            Washington, DC 20005

Joseph Gildenhorn                           2030 24th Street, NW                                               0.04446%
                                                                                                 22,737
                                            Washington, DC 20008

Jerome W. Keyes, Jr.                        3835 Camelrock View                                                0.01568%
                                                                                                  8,021
                                            Colorado Springs, CO 80904-1038

The Dale and Linda Kerns Living Trust       8658 Pine Stake Road                                               0.04701%
                                                                                                 24,043
  Dated April 21, 2000                      Rhoadesville, VA 22542

Jerome W. and Barbara D. Keyes, Jr.         3835 Camelrock View                                                0.01568%
                                                                                                  8,021
                                            Colorado Springs, CO 80904-1038

Sharon Keyes Skaggs                         238 Castle Pines Drive                                             0.04701%
                                                                                                 24,043
                                            Kerrville, TX  78028

J. Webb, Inc.                               7857 Heritage Drive                                                0.06066%
                                                                                                 31,026
                                            Suite 300
                                            Annandale, VA 22003

Shauna M. and Raymond Wertheim              7008 Fawn Trail Ct.                                                0.00892%
                                                                                                  4,560
                                            Bethesda, MD 20817

--------------------------------------------------------------------------------

CIDER MILL 9/27/02
------------------

Robert H. Braunohler                        c/o Louis Dreyfus Property Group                                   0.09858%
                                                                                                 50,419
                                            2001 K Street, NW
                                            Suite 202
                                            Washington, DC 20006

Donald A. Brown                             2734 Rhone Drive                                                   0.10641%
                                                                                                 54,420
                                            Palm Beach Gardens, FL 33410

Gildenhorn Holdings, LLC                    c/o The JBG Companies                                              0.10641%
                                                                                                 54,420
                                            4445 Willard Avenue
                                            Suite 400
                                            Chevy Chase, MD 20815

Michael J. Glosserman                       c/o The JBG Companies                                              0.10641%
                                                                                                 54,419
                                            4445 Willard Avenue
                                            Suite 400
                                            Chevy Chase, MD 20815

Benjamin R. Jacobs                          c/o The JBG Companies                                              0.10641%
                                                                                                 54,420
                                            4445 Willard Avenue
                                            Suite 400

Lewis Rumford, III                          5020 Macomb Street, NW                                             0.10641%
                                                                                                 54,419
                                            Washington, DC 20016

--------------------------------------------------------------------------------
EDTECH, INC.  11/24/03
----------------------

Edtech, Inc.                                Edtech, Inc.                                         60,000        0.11732%
                                            349 West Commercial Street
                                            Suite 2990
                                            East Rochester, NY 14445

--------------------------------------------------------------------------------

UN CHATHAM  1/30/04
-------------------

2003 Umbach Family Trust                    2003 Umbach Family Trust                            205,217        0.40126%
                                            c/o Edward Toptani, Trustee
                                            127 E. 59th Street, 3rd Floor
                                            New York,  New York 10022

Jose Nodar                                  Jose Nodar                                           98,795        0.19317%
                                            26 Daniel Court
                                            Woodcliff Lake, New Jersey 07677

TOTAL UNITS/INTERESTS                                                                    51,143,186.899         100.00%